SHARE AND INTEREST PURCHASE AGREEMENT

This Share and Interest Purchase Agreement (this “Agreement”), dated as of December 10, 2019 (the “Effective Date”), is entered into between NewBridge Global Ventures, Inc., a Delaware corporation (“Seller”) and 5Leaf, LLC, a California limited liability company (“Buyer”) and executed for the purpose of indicating consent provided herein, by Mad Creek Farm LLC, a California limited liability company ("Farm"), Mad Creek, LLC, a California limited liability company (“Mad Creek”), 725 East 11th Street, LLC, a California limited liability company (“11th Street”), Roots of Caly, LLC, a California limited liability company (“Roots”), The Bay Clonery LLC, a California limited liability company (“Clonery,” and together with Farm, Mad Creek, 11th Street, and Roots, the “LLCs”) and Green Thumb Distributors, Inc., a California corporation (“Green Thumb,” and together with the LLCs, the “Subject Entities”).  Seller and Buyer and are hereinafter sometimes referred to as the "parties," whether or not capitalized),

RECITALS

WHEREAS, Seller owns all of the issued and outstanding membership interest in each of the LLCs (the “Seller Interests”);

WHEREAS, Seller owns 5,000 shares of Green Thumb, which constitutes 50% of the issued and outstanding shares of Green Thumb (the “Green Thumb Shares”)

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller the Seller Interests and the Green Thumb Shares (together, the “Seller Equity”), subject to the terms and conditions set forth herein.

WHEREAS, in addition to the Seller Equity, Buyer wishes to purchase from Seller certain assets used in connection with the Subject Entities.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE

Section 1.01Purchase and Sale of Seller Equity. Subject to the terms and conditions set forth herein, at the Closing (as defined herein), Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Seller Equity (“Purchased Equity”), free and clear of any mortgage, pledge, lien, charge, security interest, claim or other encumbrance (“Encumbrance”) for the consideration specified in 0.

Section 1.02Purchase and Sale of Assets.  Subject to the terms and conditions set forth herein, at the Closing (as defined herein), seller shall sell to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to those assets set forth on Schedule 1, attached hereto (“Purchased Assets”), free and clear of any Encumbrance for the consideration specified in Section 1.03.

Section 1.03Purchase Price. The total aggregate purchase price for the Purchased Equity and the Purchased Assets shall be Three Million Six Hundred Fifty Thousand Six Hundred Thirty Eight and no/100 dollars ($3,650,638.00) (the “Purchase Price”).  The Purchase Price shall be paid as follows:

(a)the assumption of liabilities and obligations of the various Subject Entities as set forth on the respective balance sheets and as summarized on Schedule II and Assumed Liens/Mortgages in the amount of $3,026,504 (“Assumed Liabilities”) by Buyer; and

(b)a Secured Promissory Note in the amount of $624,134, substantially as set forth on Exhibit A (“Promissory Note”).

Section 1.04Assumption of Liabilities.  Pursuant to Section 1.03, as the purchaser of the Purchased Equity and Purchased Assets, Buyer agrees to assume all of the obligations and liabilities associated with the Assumed Liabilities.  Buyer acknowledges and agrees that the assumption and payment of the Assumed Liabilities is a valuable portion of the consideration for the purchase of the Purchased Equity and Purchased Assets.

Section 1.05Allocation of Purchase Price.  The Purchase Price shall be allocated amongst the Purchased Equity and Purchased Assets as set forth on Schedule III.

Section 1.06Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place upon completion of due diligence as agreed upon by the Buyer and Seller (the “Closing Date”). The consummation of the transactions contemplated by this Agreement shall be deemed to occur at 12:01 a.m. on the Closing Date.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this 0 are true and correct as of the date hereof. For purposes of this 0, “Seller’s knowledge,” “knowledge of Seller” and any similar phrases shall mean the actual or constructive knowledge of Seller, after reasonable inquiry.

Section 2.01Organization and Authority of Seller; Enforceability. Seller has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

Section 2.02No Conflicts; Consents. The consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller; (b) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any contract or other instrument to which Seller is a party; (c) to Seller’s knowledge, result in any violation, conflict with or constitute a default under the organizational documents, articles, bylaws or the limited liability company agreements of the Subject Entities, (as amended, the ¨Organizational Documents"); or (d) result in the creation or imposition of any Encumbrance on the Purchased Equity or Purchased Assets.

Section 2.03Ownership of Purchased Equity and Purchased Assets.

(a)Seller is the sole legal, beneficial, record and equitable owner of the Purchased Equity and Purchased Assets.

(b)Other than the respective Organizational Documents of the Subject Entities, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Purchased Equity.

Section 2.04Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

Section 2.05No Other Representations or Warranties.  Except for the representations and warranties contained in this 0, neither Seller nor any agent of Seller has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this 0 are true and correct as of the date hereof. For purposes of this 0, “Buyer’s knowledge,” “knowledge of Buyer” and any similar phrases shall mean the actual or constructive knowledge of any director or officer of Buyer, after reasonable enquiry.

Section 3.01Organization and Authority of Buyer; Enforceability. Buyer has full power and authority to enter into this Agreement and the documents to be delivered hereunder, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer. This Agreement and the documents to be delivered hereunder have been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement and the documents to be delivered hereunder constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 3.02No Conflicts; Consents. The execution, delivery and performance by Buyer of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer. Other than the consents by all members of Company provided herein, and the approval of the boards of managers of each of Company, which approval is provided herein, no consent, approval, waiver or authorization is required to be obtained by Buyer from any person or entity (including any governmental authority) in connection with the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.03Joinder. Buyer hereby acknowledges and agrees that upon (a) the execution and delivery of this Agreement and the effective purchase of the Purchased Equity, Buyer agrees to be fully bound by, and subject to, all of the covenants, terms and conditions of the Operating Agreements of the various LLCs with respect to the Purchased Equity in each of those entities. Each of the LLCs, respectively, acknowledges and agrees as indicated by the signature of its authorized manager on the signature page below that Buyer's membership interest in the LLCs shall include the acquisition of the Seller Interests and agrees that Buyer's signature on this Agreement shall be deemed to be counterpart signature pages to the respective Operating Agreements.

Section 3.04Compliance with Law; Governmental Consents. The consummation by Buyer of the investment contemplated herein is in compliance with all applicable laws, rules, regulations, and requirements of all applicable federal, state, and local governmental authorities without the necessity for any license, permit, order, or other action or permission in the nature thereof, or any registration, qualification, designation, declaration, or filing with, or consent, approval, or authorization of, any such governmental authority.

Section 3.05Compliance with Other Instruments. The execution, delivery, and performance of this Agreement, and the consummation of the investment contemplated herein, will not result in a violation of, or default under, any instrument, judgment, order, writ, decree, or contract known to Buyer.

Section 3.06Information. Buyer acknowledges that it is an affiliate of the Seller and each of the Subject Entities and that the Seller and each of the Subject Entities has made available to Buyer information regarding the respective business, assets, and financial condition of each such Subject Entity, and Buyer has had the opportunity to make inquiries of, and receive answers from, Seller and the respective officers of the Subject Entities regarding such company and its business, industry, and financial condition.   Buyer acknowledges that Buyer has acquired or had access to all the information that Buyer considers necessary or appropriate to reach an informed and knowledgeable decision regarding whether to enter into this Agreement and perform the obligations set forth herein. Buyer hereby acknowledges that Buyer has not relied on any representation, statement, or omission of Seller, other than those made by Seller that are set forth in this Agreement, in making Buyer’s investment decision to purchase the Purchased Equity.

Section 3.07Valuation of Purchased Equity and Purchased Assets. In entering into this Agreement and consummating the purchase of the Purchased Equity and Purchased Assets contemplated hereby, Buyer acknowledges that the Purchase Price is not based on an independent valuation of the Purchased Equity or Purchased Assets or on any other commonly used valuation method and assumes the risk that the Purchase Price may not reflect the fair market value of the Purchased Equity or Purchased Assets or the value of the Purchased Equity or Purchased Assets pursuant to any particular valuation basis. Buyer represents that Buyer is a sophisticated person familiar with transactions similar to those contemplated by this Agreement, and that Buyer is capable of evaluating the value of the Purchased Equity and Purchased Assets.

Section 3.08Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 3.09Non-Foreign Status. Buyer is not a foreign person as such term is used in Section 1446(f) of the Internal Revenue Code of 1986, as amended (“Code”) or Treasury Regulations Section 1.1445-2.

ARTICLE IV
CLOSING DELIVERIES

Section 4.01Seller’s Deliveries. At the Closing, Seller shall deliver to Buyer the following:

(a)The assignment and assumption agreement, in the form attached hereto as Exhibit B (the “Assignment and Assumption”), executed by Seller.

Section 4.02Buyer’s Deliveries. At the Closing, Buyer shall deliver the following to Seller:

(a)The Promissory Note; and

(b)The Assignment and Assumptions, executed by Buyer.

ARTICLE V
TAX MATTERS

Section 5.01RESERVED

ARTICLE VI
INDEMNIFICATION

Section 6.01Survival of Representations and Covenants. All representations, warranties, covenants and agreements contained herein and all related rights to indemnification shall survive the Closing for a period of one (1) year.

Section 6.02Indemnification By Seller. Subject to the other terms and conditions of this 0, Seller shall defend, indemnify and hold harmless Buyer, its affiliates and their respective members, directors, managers, officers and employees from and against:

(a)all claims, judgments, damages, losses and related costs and expenses, including attorneys’ fees for recovery of any of the foregoing (a “Loss”), arising from or relating to any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or any document to be delivered hereunder; or

(b)any Loss arising from or relating to any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement or any document to be delivered hereunder.

Section 6.03Indemnification By Buyer. Subject to the other terms and conditions of this 0, Buyer shall defend, indemnify and hold harmless Seller, its affiliates and their respective members, directors, officers and employees from and against all Losses arising from or relating to:

(a)any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or any document to be delivered hereunder; or

(b)any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement or any document to be delivered hereunder.

Section 6.04Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person or entity who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including, but not limited to, settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 6.05Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for tax purposes, unless otherwise required by applicable law.

Section 6.06Cumulative Remedies. The rights and remedies provided in this ARTICLE VI are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII
MISCELLANEOUS

Section 7.01Expenses. Except as otherwise provided in Section 1.04, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02Approval by Managers.    By their execution of this Agreement, the Seller, as the sole owner of the LLCs does hereby approve of the sale and conveyance of the Seller Interests.

Section 7.03Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

Section 7.04Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses as set forth on the signature page.

Section 7.05Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.06Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify the Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.07Entire Agreement. This Agreement and the documents to be delivered hereunder constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in documents to be delivered hereunder, the statements in the body of this Agreement will control.

Section 7.08Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.09No Third-Party Beneficiaries. Except as provided in ARTICLE VI, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.10Amendment and Modification. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.

Section 7.11Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.12Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule.

Section 7.13Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 7.14Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.15Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 7.16Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature pageS follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

“SELLER”

NewBridge Global Ventures, LLC

By:

Name: Chris Bourdon

Title: CEO

Date:

“BUYER”

5Leaf, LLC

By:

Name: Sam Mac

Its: Sole Member, Manager

Executed by the Subject Entities as approving the transactions on the terms and conditions provided herein:

Mad Creek Farm LLC

By:

Name:Robert Bench

Its:

Mad Creek, LLC

By:

Name Robert Bench

Its:

725 East 11th Street, LLC

By:

Name:Robert Bench

Its:

Roots of Cali LLC

By:

Name:Robert Bench

Its:

The Bay Clonery LLC

By:

Name:Robert Bench

Its:

Green Thumb Distributors, Inc.

By:

Name:Robert Bench

Its:

Schedule I

Purchased Assets

1.All tenant improvements related to that certain property located at 12th Street Oakland California and subject to the Lease Agreement between Hong So Mac and Green Thumb, Inc.

2.Assets set forth in Balance Sheets on Schedule II.

3.Promissory Note dated November 5, 2019 by Sam Mac in favor of NewBridge Global Ventures, Inc. in the amount of $624,134.

Schedule II

Schedule III

Allocation of Purchase Price

Price
Purchased Equity
725 East 11th Street, LLC	$2,572,325
Mad Creek Farm, LLC	$450,050
5,000 shares of Green Thumb Distributors, Inc.	$20,000
Mad Creek LLC	$0
Roots of Cali	$0
The Bay Clonery LLC	$0
Purchased Assets
Leasehold Improvements on 12th Street Promissory Note	$364,326$.243,937
$3,650,638

EXHIBIT A

SECURED PROMISSORY NOTE

(attached hereto)

SECURED PROMISSORY NOTE

$$624,134	December 10, 2019

FOR VALUE RECEIVED, the undersigned, 5LEAF, LLC, a California limited liability company (“Borrower”), promises to pay to NEWBRIDGE GLOBAL VENTURES, INC., a Delaware corporation (“Lender”) on or before the Maturity Date, the principal sum of Six Hundred Twenty Four Thousand One Hundred Thirty Four and no/100 dollars ($624,134) (the “Loan Amount”), together with interest on the unpaid principal balance at the rate or rates hereinafter set forth, together with all other sums owing under this Secured Promissory Note (“Note”) and the Security Agreement (as defined below), subject to the terms and conditions of this Note (collectively, the “Loan”). All payments shall be payable to Lender in lawful money of the United States of America upon the terms and conditions specified below.

This Note is evidenced by that certain Security Agreement, dated of even date herewith, entered into by and between Borrower and Lender, as the same may be modified from time to time (“Security Agreement”).

Article i: PAYMENT TERMS AND CONDITIONS

1.01Interest on Loans. Interest shall accrue on the outstanding Loan Amount of this Note at the rate equal to 10% per annum simple interest (“Interest”) until the entire Loan Amount is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise.

1.02Payment of Principal and Interest.

(a)The maturity date of the Loan shall be on June 30, 2020 (“Maturity Date”). On the Maturity Date, Borrower shall make a one-time balloon payment of the entire Loan Amount and accrued Interest, such that the Loan Amount and accrued Interest shall be paid in full on or prior to the Maturity Date.

(b)All payments and prepayments under this Note shall first be applied to the extent thereof to all accrued but unpaid interest on the outstanding principal balance, then to costs and expenses incurred by Lender in seeking enforcement of this Note, including attorneys’ fees, with the remainder, if any, to be applied to the outstanding principal due.

1.03Prepayment.  The principal amount evidenced by this Note may be prepaid in whole or in part at any time and from time to time by Borrower without the payment of any premium or penalty.  Any such amounts otherwise due from Lender to Borrower may be offset by Lender against the outstanding principal and interest hereunder.  All prepayments in whole or in part of principal on this Note shall include interest accrued but unpaid through the date of prepayment on the principal amount being prepaid.

1.04Default and Event of Default.  The occurrence of any of the following events shall constitute an event of default (“Event of Default”) under this Note:

(a)Failure to Pay. Borrower fails to pay (a) any principal amount of the Loan when due; or (b) interest or any other amount when due, and in each case, such failure continues for five (5) days after the original due date.

(b)Default under the Security Agreement. An “Event of Default” (as defined in the Security Agreement) shall occur if Borrower fails to perform any other obligation set forth in this Note or the Security Agreement beyond the expiration of all applicable notice and grace periods.

(c)Notwithstanding the foregoing, Lender shall have all of the rights and remedies of a secured party provided by law, whether or not provided by applicable law at the time of exercise, and such rights and remedies are incorporated herein and made a part of this Note by this reference.  In addition, Lender may make any compromise or settlement deemed desirable with respect to the assets of Borrower pursuant to the terms of the Security Agreement, or extend the time for payment, arrange for payment in installments or otherwise modify the terms of, or release, any of the assets without incurring responsibility to, or affecting any liability of, Borrower.

1.05Remedies. Upon the occurrence of an Event of Default and at any time thereafter, and during the continuance of such Event of Default, Lender may at its option: (a) declare the entire principal amount of this Note, together with all accrued interest thereon, immediately due and payable; and (b) exercise any or all of its rights, powers, or remedies available under this Note, the Security Agreement, applicable law or in equity.

1.06Default Rate.  While any Event of Default exists, upon notice by Borrower, interest on the amount of principal due and outstanding hereunder shall automatically increase and accrue at the rate of 5% per annum simple interest, for as long as such Event of Default exists (“Default Rate”).

1.07 Security for the Loan. This Note and the Loan Amount, all accrued and unpaid interest thereon and all other amounts and indebtedness payable under this Note or the Security Agreement, are secured by, and Lender is entitled to the benefits of, the Security Agreement. The covenants of the Security Agreement are incorporated by reference into this Note.

ARTICLE II: GENERAL TERMS AND CONDITIONS

2.01No Waiver by Lender; Amendment.  No delay, indulgence, departure, extension of time for payment, acceptance of a partial or past due installment, failure to accelerate by reason of an Event of Default or any other act or omission by Lender with respect to Borrower shall: (a) release, discharge, modify, change or otherwise affect the original liability of any party hereunder; (b) be construed as a novation or reinstatement of the indebtedness evidenced hereby, or be construed as a waiver of any right of acceleration or the right of Lender to insist upon strict compliance with the terms hereof; or (c) preclude Lender from exercising any right, privilege or power granted herein or by law.  Borrower hereby expressly waives the benefit of any statute or rule of law or equity, whether nor or hereafter provided, which would produce a result contrary to or in conflict with the foregoing.  No right, power or remedy conferred upon or reserved to Lender herein is intended to be exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy given thereunder or now or hereafter existing.  None of the terms or provisions of this Note may be waived, altered, modified or amended except as Lender and Borrower may consent thereto in writing, and then only to the extent and for the period of time expressly stated therein.

2.02Waivers by Borrower.  Presentment for payment, demand, protest and notice of demand, protest, nonpayment, dishonor, acceleration and intent to accelerate and all other notices are hereby waived by Borrower, who further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property against the enforcement and collection of the obligations evidenced by this Note.

2.03Unconditional Payment.  Borrower is and shall be obligated to pay principal, interest and any other amounts which shall become payable hereunder absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff.  In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of the Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.  This Section 0 shall survive any cancellation or satisfaction of this Note or return of this Note to Borrower.

2.04Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflict of law.

2.05Compliance with Law.  It is the intention of the parties hereto to comply with all applicable usury laws.  Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any other documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such other Loan Documents or other documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws.  If any such excess of interest is contracted for, charged or received under this Note, or under the terms of any other documents relating hereto, or in the event the maturity of the indebtedness evidenced hereby is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event, (a) the provisions of this Section 0 shall govern or control, (b) neither Borrower nor any other person or entity now or hereafter liable for the payment of this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable usury laws, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at Lender’s option, and (d) the effective rate of interest for the Note shall be automatically reduced to the maximum lawful rate allowed for this Note under the applicable usury jurisdiction thereof.

2.06Successors and Permitted Assigns.  This Note shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, successors-in-title and permitted assigns, subject to the restrictions on transfer contained herein.  As used herein, the terms “Borrower” and “Lender” shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and permitted assigns, whether by voluntary action of the parties or by operation of law. Borrower shall not assign or attempt to assign its rights nor delegate its obligations under this Note.

2.07Severability.  The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein.

2.08Time of Essence.  Time is of the essence to all terms and provisions set forth in this Note.

2.09Business Days.  Any payment under this Note that would be due on a day which is not a Business Day (as defined below) shall be made on the next succeeding Business Day, and interest shall accrue for such extension of time.  As used herein, “Business Day” means any day other than a Saturday, a Sunday, or a day on which banks are authorized or required by law to be closed.

2.10Interpretation.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

2.11Notices.  Any notice or communication between Borrower and Lender with respect to this Note or events covered thereby shall be performed or confirmed in writing and be deemed given when delivered in person, received by facsimile, or dispatched by registered or certified mail, return receipt requested, postage prepaid or by any overnight delivery service, as follows:

(a)If to Lender: NewBridge Global Ventures, Inc.

825 East 800 North

Orem, Utah 84097

Attn: Bob Bench

801-362-2115

bob@newbridgegv.com

(b)If to Borrower:5Leaf, LLC

[ADDRESS]

[ADDRESS]

Attn: Sam Mac

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Secured Promissory Note on the date first written above.

BORROWER: 5LEAF, LLC By: Name: Sam Mac Title:

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

[please see attached]

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

This Assignment and Assumption of Membership Interests Agreement (this “Agreement”) is entered into as of December 10, 2019 by and between NewBridge Global Ventures, Inc., a Delaware corporation (“Assignor”), and 5Leaf, LLC (“Assignee”).

WHEREAS, Assignor owns membership interests in Mad Creek Farm LLC, a California limited liability company (“Company”); and

WHEREAS, Assignor has agreed to assign, transfer and sell to Assignee, and Assignee has agreed to purchase from Assignor, Assignor’s right, title and interest in all of the membership interests in the Company (collectively, the “Assigned Interest”) pursuant to the terms of that certain Membership Interest Purchase Agreement of even date herewith by and among Assignor and Assignee.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Assignment. Assignor hereby assigns and transfers to Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest.

2.Representations and Warranties of Assignor. The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s property, is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the Assigned Interest; and (e) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

3.Representations and Warranties of Assignee. Assignee represents, warrants and agrees that Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities.

4.Acceptance by Assignee. Assignee: (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Assigned Interest; and (b) agrees to be bound by all of the terms, covenants, and conditions of this Agreement and of the Company’s Operating Agreement, as amended (the “Operating Agreement”). Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members and agents harmless against any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after, the date hereof.

5.Absolute Conveyance. The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

6.Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of California, without regard to conflict of law rules.

8.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties on or before the date hereof.

9.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

10.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNOR: NewBridge Global Ventures, Inc. By:_______________________ Name: Chris Bourdon Title: CEO	ASSIGNEE: 5Leaf, LLC By:__________________________ Name: Sam Mac Title: Sole Member & Manager

Agreed to and accepted: COMPANY: Mad Creek Farm LLC By:__________________________________ Name:Robert Bench Its:

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

This Assignment and Assumption of Membership Interests Agreement (this “Agreement”) is entered into as of December 10, 2019 by and between NewBridge Global Ventures, Inc., a Delaware corporation (“Assignor”), and 5Leaf, LLC (“Assignee”).

WHEREAS, Assignor owns membership interests in Mad Creek, LLC, a California limited liability company (“Company”); and

WHEREAS, Assignor has agreed to assign, transfer and sell to Assignee, and Assignee has agreed to purchase from Assignor, Assignor’s right, title and interest in all of the membership interests in the Company (collectively, the “Assigned Interest”) pursuant to the terms of that certain Membership Interest Purchase Agreement of even date herewith by and among Assignor and Assignee.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

11.Assignment. Assignor hereby assigns and transfers to Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest.

12.Representations and Warranties of Assignor. The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s property, is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the Assigned Interest; and (e) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

13.Representations and Warranties of Assignee. Assignee represents, warrants and agrees that Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities.

14.Acceptance by Assignee. Assignee: (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Assigned Interest; and (b) agrees to be bound by all of the terms, covenants, and conditions of this Agreement and of the Company’s Operating Agreement, as amended (the “Operating Agreement”). Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members and agents harmless against any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after, the date hereof.

15.Absolute Conveyance. The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

16.Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

17.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of California, without regard to conflict of law rules.

18.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties on or before the date hereof.

19.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

20.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNOR: NewBridge Global Ventures, Inc. By:_______________________ Name: Chris Bourdon Title: CEO	ASSIGNEE: 5Leaf, LLC By:__________________________ Name: Sam Mac Title: Sole Member & Manager

Agreed to and accepted: COMPANY: Mad Creek, LLC By:__________________________________ Name: Robert Bench Its:

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

This Assignment and Assumption of Membership Interests Agreement (this “Agreement”) is entered into as of December 10, 2019 by and between NewBridge Global Ventures, Inc., a Delaware corporation (“Assignor”), and 5Leaf, LLC (“Assignee”).

WHEREAS, Assignor owns membership interests in 725 East 11th Street, LLC, LLC, a California limited liability company (“Company”); and

WHEREAS, Assignor has agreed to assign, transfer and sell to Assignee, and Assignee has agreed to purchase from Assignor, Assignor’s right, title and interest in all of the membership interests in the Company (collectively, the “Assigned Interest”) pursuant to the terms of that certain Membership Interest Purchase Agreement of even date herewith by and among Assignor and Assignee.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

21.Assignment. Assignor hereby assigns and transfers to Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest.

22.Representations and Warranties of Assignor. The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s property, is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the Assigned Interest; and (e) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

23.Representations and Warranties of Assignee. Assignee represents, warrants and agrees that Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities.

24.Acceptance by Assignee. Assignee: (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Assigned Interest; and (b) agrees to be bound by all of the terms, covenants, and conditions of this Agreement and of the Company’s Operating Agreement, as amended (the “Operating Agreement”). Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members and agents harmless against any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after, the date hereof.

25.Absolute Conveyance. The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

26.Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

27.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of California, without regard to conflict of law rules.

28.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties on or before the date hereof.

29.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

30.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNOR: NewBridge Global Ventures, Inc. By:_______________________ Name: Chris Bourdon Title: CEO	ASSIGNEE: 5Leaf, LLC By:__________________________ Name: Sam Mac Title: Sole Member & Manager

Agreed to and accepted: COMPANY: 725 East 11th Street, LLC By:__________________________________ Name: Robert Bench Its:

19

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

This Assignment and Assumption of Membership Interests Agreement (this “Agreement”) is entered into as of December 10, 2019 by and between NewBridge Global Ventures, Inc., a Delaware corporation (“Assignor”), and 5Leaf, LLC (“Assignee”).

WHEREAS, Assignor owns membership interests in Roots of Caly, a California limited liability company (“Company”); and

WHEREAS, Assignor has agreed to assign, transfer and sell to Assignee, and Assignee has agreed to purchase from Assignor, Assignor’s right, title and interest in all of the membership interests in the Company (collectively, the “Assigned Interest”) pursuant to the terms of that certain Membership Interest Purchase Agreement of even date herewith by and among Assignor and Assignee.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

31.Assignment. Assignor hereby assigns and transfers to Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest.

32.Representations and Warranties of Assignor. The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s property, is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the Assigned Interest; and (e) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

33.Representations and Warranties of Assignee. Assignee represents, warrants and agrees that Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities.

34.Acceptance by Assignee. Assignee: (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Assigned Interest; and (b) agrees to be bound by all of the terms, covenants, and conditions of this Agreement and of the Company’s Operating Agreement, as amended (the “Operating Agreement”). Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members and agents harmless against any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after, the date hereof.

35.Absolute Conveyance. The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

36.Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

37.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of California, without regard to conflict of law rules.

38.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties on or before the date hereof.

39.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

40.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNOR: NewBridge Global Ventures, Inc. By:_______________________ Name: Chris Bourdon Title: CEO	ASSIGNEE: 5Leaf, LLC By:__________________________ Name: Sam Mac Title: Sole Member & Manager

Agreed to and accepted: COMPANY: Roots of Caly By:__________________________________ Name: Robert Bench Its:

22

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

This Assignment and Assumption of Membership Interests Agreement (this “Agreement”) is entered into as of December 10, 2019 by and between NewBridge Global Ventures, Inc., a Delaware corporation (“Assignor”), and 5Leaf, LLC (“Assignee”).

WHEREAS, Assignor owns membership interests in The Bay Clonery LLC, a California limited liability company (“Company”); and

WHEREAS, Assignor has agreed to assign, transfer and sell to Assignee, and Assignee has agreed to purchase from Assignor, Assignor’s right, title and interest in all of the membership interests in the Company (collectively, the “Assigned Interest”) pursuant to the terms of that certain Membership Interest Purchase Agreement of even date herewith by and among Assignor and Assignee.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

41.Assignment. Assignor hereby assigns and transfers to Assignee all of the Assignor’s right, title and interest in and to the Assigned Interest, including all voting, consent and financial rights now or hereafter existing and associated with ownership of the Assigned Interest.

42.Representations and Warranties of Assignor. The Assignor represents and warrants that (a) Assignor is the true and lawful owner of the Assigned Interest and has good title to the same; (b) the Assignor has made no prior assignment or sale of the Assigned Interest and that no other person or entity has any right, title or interest therein; (c) the execution and delivery hereof by the Assignor and the assignment of all its right, title and interest in and to the Assigned Interest does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s property, is bound; (d) no liens, encumbrances, charges or security interests of any kind exist on the date hereof against the Assigned Interest; and (e) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

43.Representations and Warranties of Assignee. Assignee represents, warrants and agrees that Assignee is acquiring the securities represented by the Assigned Interest for its own account, solely for investment purposes, and not with a view to resale of said securities.

44.Acceptance by Assignee. Assignee: (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Assigned Interest; and (b) agrees to be bound by all of the terms, covenants, and conditions of this Agreement and of the Company’s Operating Agreement, as amended (the “Operating Agreement”). Assignee hereby indemnifies and holds Assignor, and its manager, directors, employees, members and agents harmless against any and all losses, costs and expenses (including reasonable attorneys’ fees) arising out of any obligations of Assignee relating to the Assigned Interest which occur on or after, or arise from events occurring on or after, the date hereof.

45.Absolute Conveyance. The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions.

46.Heirs, Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

47.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of California, without regard to conflict of law rules.

48.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or e-mail shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. Notwithstanding the foregoing, each party hereto shall deliver original counterpart signatures to the other parties on or before the date hereof.

49.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

50.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ASSIGNOR: NewBridge Global Ventures, Inc. By:_______________________ Name: Chris Bourdon Title: CEO	ASSIGNEE: 5Leaf, LLC By:__________________________ Name: Sam Mac Title: Sole Member & Manager

Agreed to and accepted: COMPANY: The Bay Clonery LLC By:__________________________________ Name: Robert Bench Its: